Dreyfus
LifeTime
Portfolios, Inc.
Annual Report






September 30, 1997

Dreyfus LifeTime Portfolios, Inc.
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   It is a pleasure to inform you that Dreyfus LifeTime Portfolios, Inc. delivered rewarding performance for the fiscal year ended September 30, 1997. Two of the three portfolios--Growth and Growth and Income--provided higher returns than their baseline blended indexes.

   The following table summarizes the performance for the year ended September 30, 1997:

                                                                                    Lehman Brothers
                                                         Standard & Poor's 500        Intermediate
                                      Customized          Composite Stock         Government/Corporate
Portfolio             Portfolio      Blended Index          Price Index                Bond Index
(Class)             Total Return*    Total Return**         Total Return*            Total Return*
---------           -------------    --------------      ---------------------    --------------------
Growth
Investor Shares         34.32%           30.99%                 40.43%                   8.19%
Restricted Shares       34.70%
Growth and Income
Investor Shares         25.85%           22.99%
Restricted Shares       25.22%
Income
Investor Shares         13.19%           15.15%
Restricted Shares       13.50%


ECONOMIC REVIEW
   A major surprise this year has been that the rate of inflation has continued to moderate. This has occurred despite a tightening labor market and consecutive quarters of strong economic growth. Moreover, overall corporate profits have continued to surprise on the upside. Slowing inflation has kept short-term interest rates steady and it has pulled long-term interest rates lower in recent months. Although the Federal Reserve Board (the "Fed") has held a bias toward tightening for more than a year, slowing inflation has kept the Fed in a wait-and-see mode since it last raised short-term rates in March.

   Virtually all measures of price inflation--consumer prices, producer prices and industrial commodity prices--have been subdued this year. Factors suppressing inflation have been the strong dollar that has reduced prices in import-competing industries, lower oil prices and economic problems overseas. Additionally, the downtrend in health care inflation has continued to help pull core inflation lower. Yet the labor market remains quite tight: the unemployment rate has held below 5% since the spring and wage inflation in some sectors has been steadily accelerating.

   The economy has grown by a nearly 4% rate since the summer of 1996. Consumer spending has been strong, fueled by rising real incomes and reduced job insecurity. A broad-based rebound in capital spending has developed this year following a brief slowdown over the winter. Exports have been rising at double-digit rates. Even housing activity has remained at high levels, although this sector has not strengthened significantly further. The strength in domestic demand has fueled rapid import growth that, in turn, should help mitigate some of the economic weakness overseas. Corporate profits have continued to trend higher in this setting.

   In effect, lower inflation with no change in the Federal funds rate policy implies a higher real Fed funds rate, after adjusting for price changes. That acts as a light brake on inflation. Whether stronger brake pressure will be required is not yet determined by the monetary authorities.

MARKET OVERVIEW
   Through thick and thin, the equity markets continued advancing for the 12-month period that ended September 30, 1997. The upward path was not a straight line. There was a major interruption in March, when the Fed raised short-term interest rates as a precautionary step. Another retreat occurred in August, when a few corporations signaled disappointing profits and fears of inflation were briefly renewed. On balance, however, the fiscal year ended with stock price barometers considerably higher than a year earlier.

   Without counting income, the Dow Jones Industrial Average gained 35.1% for the year ended September 30, 1997, the Standard & Poor's 500 rose 37.8%, the Nasdaq Composite 37.4% and the Russell 2000 Small Stock Index advanced by 31.42%.

   Early in the 12-month period, the large capitalization stocks led the parade. However, as the months went by and stocks continued climbing, investors began to question the high price/earnings multiples of many of the largest corporations. During the summer, small cap issues--long out of favor--started to pick up strength. As the autumn season began, small caps were the stocks of choice for many investors.

   The economic background for the equity markets remained favorable for virtually the entire period under review. Many commentators described it as a "Goldilocks economy"--not too hot and not too cold. Even corporate profits, in spite of the extremely competitive environment, were--on balance--a plus factor.

   To be sure, volatility was an outstanding characteristic of the markets during this period. Swings of 1% or more in major stock averages during a single day were not uncommon. However, on balance, upside volatility prevailed over downside volatility during the year.

   One factor in the equation was the new tax law passed by Congress during the summer, which cut capital gains taxes for assets held more than 18 months. Undoubtedly, this contributed to some selling in August and September. Yet, as the market averages show, there apparently was enough strength in the market to more than offset the selling.

   At today's high price levels, unexpected developments can bring sharp reactions. For the future, much depends on whether the economy can maintain its "Goldilocks" condition, and not bring on another dose of anti-inflation actions from the monetary authorities.

   Cautionary comments, such as those from Fed Chairman Alan Greenspan in early October, have to be factored into market calculations.

PORTFOLIO FOCUS
   As you know, the Dreyfus LifeTime Portfolios provide the opportunity to invest in three distinct multiple asset class portfolios that are specifically designed for investors with differing time horizons and tolerance for risk.

   The Growth Portfolio is designed for the investor with the highest risk tolerance and/or the longest time horizon. This Portfolio has the highest baseline allocation to the equity markets, with the ability to shift considerably from that structure in line with Mellon Equity's disciplined asset allocation process. The Growth Portfolio was at its maximum equity position for the better part of the last year, and benefited from the dramatic outperformance of equities relative to bonds. After this strong increase in stock prices, we moved the Portfolio first to a neutral equity allocation in late June, and then to an overweight position in bonds in early August. As of the end of September, the Portfolio remained overweight to bonds, with approximately 30% of the portfolio in fixed income securities versus the benchmark allocation of 17%. The domestic equity allocation consisted of 45% in large capitalization stocks (versus neutral allocation of 54%) and 12% in small capitalization stocks (versus neutral allocation of 13.6%). The international equity allocation ended the period in line with its baseline allocation.

   The Growth and Income Portfolio is designed for an investor with a moderate tolerance for risk and/or an intermediate time horizon. Like the Growth Portfolio, it remained at its maximum equity position for most of the last year, and also benefited from the outperformance of equities relative to fixed income. The Growth and Income Portfolio also made a move to its neutral equity allocation in June and then began overweighting bonds in early August. At the end of September, bonds made up 60% of the portfolio compared to a neutral allocation of 45%. Domestic equities were underweighted relative to their neutral position, large capitalization equities were approximately 28% (versus a 36% neutral allocation) of the Portfolio and small capitalization stocks were 7.5% (versus a 9% neutral allocation) of the Portfolio. The international equity allocation was in line with its benchmark allocation.

   The Income Portfolio is designed for the most conservative investor. Its asset allocation is bond dominated, and does not vary from its long-term targets. The bond and stock components are both passively managed.

   The large capitalization equity component of both the Growth and Growth and Income Portfolios are actively managed using Mellon Equity's quantitative equity discipline. Sector allocations mirror those of the S&P 500, with portfolio performance relative to the benchmark dependent on stock selection. During the last year, the large capitalization equity portfolio outperformed the S&P 500. Stocks that contributed to this outperformance included Compaq Computer, Reading & Bates, Caterpillar, Fort James, and Bear Stearns Cos.

   We appreciate your investment in Dreyfus LifeTime Portfolios, Inc., and will continue to exert our best efforts on your behalf.

                                                     Sincerely,
                                                     /s/ Steven A. Falci
                                                     Steven A. Falci
                                                     Portfolio Manager
October 17, 1997
New York, NY

* Total return includes reinvestment of dividends and any capital gains paid. ** For the GROWTH PORTFOLIO, the Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition. We have combined the performance of unmanaged indices reflecting the baseline percentage set forth in the Prospectus, but in greater detail than the broader Prospectus baseline percentages: Domestic Large Company Stocks -- 54.4%; Domestic Small Company Stocks -- 13.6%; Foreign Stocks -- 12.0%; Domestic Bonds -- 17.0%; and Foreign Bonds --
   3.0%. The Customized Blended Index combines returns from the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia, Far
   East (Free) Index -- Hedged, $U.S. ("EAFE Index"); the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") and the J.P. Morgan Non-U.S. Government Bond Index--Hedged ("J.P. Morgan Global Index") and is weighted to the aforementioned Baseline percentages. The S&P 500
   Index is a widely accepted, unmanaged index of overall stock market performance. The Russell 2000 Small Stock Index is an unmanaged index and is composed of the smallest companies in the Russell 3000 Index. The
   Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization The EAFE Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Lehman Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The J.P. Morgan Global Index is an index that measures returns on bonds from 12 world markets, hedged into U.S. dollars. This index does not include a U.S. Bonds component. None of the foregoing indices reflect account charges, fees or other expenses.

   For the GROWTH AND INCOME PORTFOLIO, we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the Prospectus, but in greater detail than the broader Prospectus baseline percentages: Domestic Large Company Stocks -- 36%; Domestic Small Company Stocks -- 9%; Foreign Stocks -- 5%; Domestic Bonds -- 45%; and Foreign Bonds -- 5%. The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the EAFE Index, the Lehman Index and the J.P. Morgan Global Index and is weighted to the aforementioned Baseline percentages. The indices are described above.

   For the INCOME PORTFOLIO we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the Prospectus, but in greater detail than the broader Prospectus baseline percentages:
   Bonds -- 67.5%; Stocks -- 22.5%; and Treasury Bills -- 10%. The Customized Blended Index combines returns from the Lehman Index, the S&P 500 Index (described above) and the 90-day Treasury Bill rate, as it changes from time to time, and is weighted to the aforementioned Baseline percentages.

Dreyfus LifeTime Portfolios, Inc., Growth & Income Portfolio  September 30, 1997
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INVESTOR SHARES AND RESTRICTED SHARES OF DREYFUS LIFETIME PORTFOLIOS, INC.--GROWTH AND INCOME PORTFOLIO WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND A CUSTOMIZED BLENDED INDEX

$19,976
Standard & Poor's 500
Composite Stock Price
Index*

$16,521
Dreyfus LifeTime Portfolios-
Growth and Income
Portfolio (Investor Shares)

$16,366
Dreyfus LifeTime Portfolios-
Growth and Income
Portfolio (Restricted Shares)

$15,520
Customized Blended
Index**

*  Source: Lipper Analytical Services, Inc.
** Source: Lipper Analytical Services, Inc., Lehman Brothers, Morgan Stanley &
   Co. Incorporated and J.P. Morgan & Co. Incorporated

Average Annual Total Returns
--------------------------------------------------------------------------------
       Investor Shares*                                Restricted Shares*
----------------------------------              ------------------------------
Period Ended 9/30/97                            Period Ended 9/30/97
--------------------                            --------------------
1 Year                     25.85%               1 Year                    25.22%
From Inception (3/31/95)   22.14                From Inception (3/31/95)  21.68

-----------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor shares and Restricted shares of the Growth and Income Portfolio on 3/31/95 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") on that date as well as to a Customized Blended Index reflecting the Portfolio's asset allocation baseline percentages ("Baseline") which are described below and in the Fund's prospectus. Components of the Customized Blended Index are reallocated annually. All dividends and capital gain distributions are reinvested.

The Growth and Income Portfolio allocates your money among domestic and foreign stocks and bonds. The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The S&P 500 Index is a widely accepted, unmanaged index of overall stock market performance. The S&P 500 Index was selected because (1) domestic common stocks represent a significant portion of the Baseline and (2) the majority of the stock portion of the Portfolio is invested in stocks included in the S&P 500 Index. Because the Portfolio has significant fixed-income holdings, though, it can underperform an equity-only index. The Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition. We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the Prospectus, but in greater detail than the broader prospectus Baseline percentages: Domestic Large Company Stocks
- 36%; Domestic Small Company Stocks - 9%; Foreign Stocks - 5%; Domestic Bonds
- 45%; Foreign Bonds - 5%. The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index-Hedged, $U.S. ("EAFE Index"), the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") and the J.P. Morgan Non-U.S. Government Bond Index - Hedged ("J.P. Morgan Global Index"), and is weighted to the aforementioned Baseline percentages. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of the largest U.S. companies by market capitalization. The EAFE Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Lehman Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The J.P. Morgan Global Index is an index Portfolio that measures returns on bonds from 12 world markets, hedged into U.S. dollars. This index does not include a U.S. bonds component. None of the foregoing indicies reflect account charges, fees or other expenses. Further information relating to the Portfolio's performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*Effective August 30, 1997, the Portfolio's Institutional shares were redesignated as Investor shares and Retail shares were redesignated as Restricted shares.

Dreyfus LifeTime Portfolios, Inc., Income Portfolio           September 30, 1997
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INVESTOR SHARES AND RESTRICTED SHARES OF DREYFUS LIFETIME PORTFOLIOS, INC.-INCOME PORTFOLIO WITH
THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX AND A CUSTOMIZED BLENDED INDEX

$13,615
Customized Blended
Index**

$13,183
Dreyfus LifeTime Portfolios-
Income Portfolio
(Restricted Shares)

$13,099
Dreyfus LifeTime Portfolios-
Income Portfolio
Investor Shares)

$12,140
Lehman Brothers
Intermediate
Government/Corporate
Bond Index*

*  Source: Lehman Brothers
** Source: Lehman Brothers, Lipper Analytical Services, Inc., and The Wall
   Street Journal

Average Annual Total Returns
--------------------------------------------------------------------------------
       Investor Shares*                                Restricted Shares*
----------------------------------              ------------------------------
Period Ended 9/30/97                            Period Ended 9/30/97
--------------------                            --------------------
1 Year                      13.19%              1 Year                    13.50%
From Inception (3/31/95)    11.36               From Inception (3/31/95)  11.64

------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor shares and Restricted shares of the Income Portfolio on 3/31/95 (Inception Date) to a $10,000 investment made in the Lehman Brothers Intermediate Government/Corporate Bond Index on that date as well as to a Customized Blended Index reflecting the Portfolio's asset allocation baseline percentages ("Baseline") which are described below and in the Fund's prospectus. Components of the Customized Blended Index are reallocated annually.
All dividends and capital gain distributions are reinvested.

The Income Portfolio allocates your money among domestic bonds and stocks and money market instruments. The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted index of bond market performance. The Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") was selected because (1) government and corporate bonds represent the highest Baseline percentage of the Portfolio and (2) the fixed-income portion of the Portfolio is invested to represent the Lehman Index. The Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition. We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the Prospectus, but in greater detail than the broader prospectus Baseline percentages: Bonds - 67.5%; Stocks - 22.5%; and Treasury Bills - 10%. The Customized Blended Index combines returns from the Lehman Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the 90-day Treasury Bill rate, as it changes from time to time, and is weighted to the aforementioned Baseline percentages. The Lehman Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The S&P 500 Index is a widely accepted, unmanaged index of overall stock market performance. None of the foregoing indicies reflect account charges, fees or other expenses. Further information relating to the Portfolio's performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*Effective August 30, 1997, the Portfolio's Institutional shares were redesignated as Investor shares and Retail shares were redesignated as Restricted shares.

Dreyfus LifeTime Portfolios, Inc., Growth Portfolio           September 30, 1997
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INVESTOR SHARES AND RESTRICTED SHARES OF DREYFUS LIFETIME PORTFOLIOS, INC.-GROWTH PORTFOLIO WITH
THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND A CUSTOMIZED BLENDED INDEX

$19,976
Standard & Poor's 500
Composite Stock Price
Index*

$19,146
Dreyfus LifeTime Portfolios-
Growth Portfolio
(Restricted Shares)

$19,043
Dreyfus LifeTime Portfolios-
Growth Portfolio
(Investor Shares)

$17,551
Customized Blended
Index**

*  Source: Lipper Analytical Services, Inc.
** Source: Lipper Analytical Services, Inc., Lehman Brothers, Morgan Stanley &
   Co. Incorporated and J.P. Morgan & Co. Incorporated

Average Annual Total Returns
--------------------------------------------------------------------------------
       Investor Shares*                                Restricted Shares*
----------------------------------              ------------------------------
Period Ended 9/30/97                            Period Ended 9/30/97
--------------------                            --------------------
1 Year                      34.32%              1 Year                   34.70%
From Inception (3/31/95)    29.26               From Inception (3/31/95) 29.53

------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor shares and Restricted shares of the Growth Portfolio on 3/31/95 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") on that date as well as to a Customized Blended Index reflecting the Portfolio's asset allocation baseline percentages ("Baseline") which are described below and in the Fund's prospectus. Components of the Customized Blended Index are reallocated annually. All dividends and capital gain distributions are reinvested.

The Growth Portfolio allocates your money among domestic and foreign stocks and bonds. The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The S&P 500 Index is a widely accepted, unmanaged index of overall stock market performance. The S&P 500 Index was selected because (1) domestic common stocks represent the highest Baseline percentage of the Portfolio's assets and (2) the majority of the stock portion of the Portfolio is invested in stocks included in the S&P 500 Index. The Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition. We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the Prospectus, but in greater detail than the broader prospectus Baseline percentages: Domestic Large Company Stocks - 54.4%; Domestic Small Company Stocks - 13.6%; Foreign Stocks - 12.0%; Domestic Bonds - 17.0%; and Foreign Bonds - 3.0%. The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index-Hedged, $U.S.("EAFE Index"), the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") and the J.P. Morgan Non-U.S. Government Bond Index-Hedged ("J.P. Morgan Global Index") and is weighted to the aforementioned Baseline percentages. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of the largest U.S. companies by market capitalization. The EAFE Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Lehman Brothers Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The J.P. Morgan Global Index is an index Portfolio that measures returns on bonds from 12 world markets, hedged into U.S. dollars. This index does not include a U.S. bonds component. None of the foregoing indicies reflect account charges, fees or other expenses. Further information relating to the Portfolio's performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*Effective August 30, 1997, the Portfolio's Institutional shares were redesignated as Investor shares and Retail shares were redesignated as Restricted shares.

Dreyfus LifeTime Portfolios, Inc., Income Portfolio
-------------------------------------------------------------------------
Statement of Investments                               September 30, 1997

                                                                                      Principal
Bonds and Notes--65.5%                                                                 Amount              Value
-------------------------------------------------------------------------------    ---------------     --------------
                  Financial--3.1%   Sears, Roebuck & Co., Bonds,
                                      7%, 6/15/2007..............................      $ 1,000,000        $ 1,018,647
                                                                                                        -----------
          Telecommunication--3.0%   Southern New England, Bonds,
                                      6.5%, 2/15/2002............................        1,000,000          1,006,457
                                                                                                        -----------
U.S. Government Securities--59.4%   U.S. Treasury Bonds;
                                      10.75%, 8/15/2005..........................          600,000            769,781
                                                                                                        -----------
                                    U.S. Treasury Notes:
                                      5.875%, 4/30/1998..........................        1,000,000          1,002,188
                                      5.875%, 8/15/1998..........................        1,000,000          1,001,719
                                      5.125%, 11/30/1998.........................        1,000,000            993,594
                                      8.875%, 2/15/1999..........................        1,000,000          1,040,625
                                      6%, 8/15/1999..............................        1,000,000          1,003,125
                                      7.5%, 10/31/1999...........................        1,000,000          1,032,188
                                      6.375%, 1/15/2000..........................        1,000,000          1,012,187
                                      8.75%, 8/15/2000...........................        1,300,000          1,397,500
                                      5.25%, 1/31/2001...........................        1,200,000          1,177,125
                                      7.75%, 2/15/2001...........................        1,700,000          1,794,031
                                      8%, 5/15/2001..............................          150,000            159,750
                                      7.875%, 8/15/2001..........................        1,000,000          1,065,000
                                      7.5%, 11/15/2001...........................        1,335,000          1,407,591
                                      6.375%, 8/15/2002..........................          400,000            406,250
                                      6.25%, 2/15/2003...........................          700,000            707,109
                                      5.875%, 2/15/2004..........................          780,000            772,200
                                      7.875%, 11/15/2004.........................          610,000            671,191
                                      7.5%, 2/15/2005............................        1,450,000          1,566,453
                                      6.5%, 5/15/2005............................          325,000            332,109
                                      6.875%, 5/15/2006..........................          200,000            209,250
                                                                                                        -----------
                                                                                                         18,751,185
                                                                                                        -----------
                                      TOTAL BONDS AND NOTES
                                         (cost $21,593,557)......................                         $21,546,070
                                                                                                        -----------
                                                                                                        -----------

Dreyfus LifeTime Portfolios, Inc., Income Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                      September 30, 1997


                                                                                         Principal
Short-Term Investments--33.7%                                                             Amount              Value
--------------------------------------------------------------------------------      ----------------    -------------
          U.S. Treasury Bills:   5.06%, 10/16/1997.............................          $ 2,321,000       $ 2,316,613
                                 5.06%, 10/23/1997.............................            4,118,000         4,106,676
                                 5.10%, 11/13/1997............................. (a)          275,000           273,405
                                 4.95%, 12/11/1997.............................              623,000           616,982
                                 4.92%, 12/18/1997.............................            3,788,000         3,749,438
                                                                                                           -----------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $11,059,258).........................                            $11,063,114
                                                                                                           -----------
                                                                                                           -----------
TOTAL INVESTMENTS (cost $32,652,815)...........................................                99.2%       $32,609,184
                                                                                              ------       -----------
                                                                                              ------       -----------
CASH AND RECEIVABLES (NET).....................................................                  .8%       $   254,511
                                                                                              ------       -----------
                                                                                              ------       -----------
NET ASSETS.....................................................................               100.0%       $32,863,695
                                                                                              ------       -----------
                                                                                              ------       -----------

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Partially held by the custodian in a segregated account as collateral for open futures positions.



Statement of Financial Futures                                September 30, 1997


                                                                   Market Value                       Unrealized
                                                                      Covered                        Appreciation
Financial Futures Purchased:                         Contracts     by Contracts       Expiration      at 9/30/97
----------------------------                        -----------   --------------    --------------  --------------
Standard & Poor's 500............................       16           $7,636,000      December '97      $124,640
                                                                                                       --------
                                                                                                       --------




                       See notes to financial statements.

Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio
--------------------------------------------------------------------------
Statement of Investments                                September 30, 1997


Common Stocks--25.8%                                                                          Shares           Value
-------------------------------------------------------------------------------           -------------     -----------
         Basic Industries--1.2%  Dow Chemical..................................                2,600        $   235,788
                                 duPont (E.I.) de Nemours & Co.................               10,500            646,406
                                 Fort James....................................                9,500            435,219
                                 International Paper...........................                2,600            143,163
                                 Morton International..........................                4,600            163,300
                                 Owens-Illinois................................ (a)            3,800            128,962
                                 Potash........................................                2,600            204,100
                                 Praxair.......................................                3,800            194,513
                                                                                                            -----------
                                                                                                              2,151,451
                                                                                                            -----------
         Capital Spending--6.3%  3COM.......................................... (a)            2,200            112,750
                                 Altera........................................ (a)            2,500            128,125
                                 American Power Conversion..................... (a)            5,400            151,875
                                 Avnet.........................................                1,700            108,056
                                 Caterpillar...................................               12,400            668,825
                                 Ceridian...................................... (a)            3,700            136,900
                                 Cisco Systems................................. (a)           10,600            774,462
                                 Cognizant.....................................                3,700            150,775
                                 Compaq Computer............................... (a)           10,100            754,975
                                 Cummins Engine................................                2,100            163,931
                                 Deere & Co....................................                7,200            387,000
                                 General Dynamics..............................                2,100            182,962
                                 General Electric..............................               12,300            837,169
                                 HealthCare COMPARE............................ (a)            2,700            172,463
                                 Hewlett-Packard...............................                4,600            319,988
                                 Ingersoll-Rand................................                4,700            202,394
                                 Intel.........................................               10,100            932,356
                                 International Business Machines...............                5,800            614,437
                                 Lexmark International Group, Cl. A............ (a)            4,200            138,600
                                 Lucent Technologies...........................                6,700            545,212
                                 Micron Technology............................. (a)            4,400            152,625
                                 Microsoft..................................... (a)           10,200          1,349,588
                                 Northrop Grumman..............................                1,000            121,375
                                 Oracle........................................ (a)            9,900            360,731
                                 Parker-Hannifin...............................                8,650            389,250
                                 Raychem.......................................                1,400            118,300
                                 Sun Microsystems.............................. (a)            2,100             98,306
                                 Tellabs....................................... (a)            8,700            448,050
                                 Thiokol.......................................                1,300            111,800
                                 United Technologies...........................                3,300            267,300
                                 USA Waste Service............................. (a)            2,400             95,700
                                                                                                            -----------
                                                                                                             10,996,280
                                                                                                            -----------
        Consumer Cyclical--3.2%  Brunswick.....................................                3,900            137,475
                                 Chrysler......................................                7,900            290,819
                                 Dayton Hudson.................................                7,700            461,519
                                 Dillard's, Cl. A..............................                2,400            105,150
                                 Federated Department Stores................... (a)           11,100            478,688


Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio
------------------------------------------------------------------------------
Statement of Investments (continued)                        September 30, 1997


Common Stocks (continued)                                                                     Shares           Value
-------------------------------------------------------------------------------           -------------     -----------
 Consumer Cyclical (continued)   Ford Motor....................................                8,600        $   389,150
                                 Gannett.......................................                1,100            118,731
                                 Gap...........................................                6,300            315,394
                                 General Motors................................                7,600            508,725
                                 Goodyear Tire & Rubber........................                1,200             82,500
                                 HFS........................................... (a)            2,200            163,763
                                 King World Productions........................                2,900            125,425
                                 Magna International, Cl. A....................                1,500            103,688
                                 Maytag........................................                3,400            116,025
                                 MGM Grand..................................... (a)            2,600            112,937
                                 New York Times, Cl. A.........................                6,700            351,750
                                 Payless ShoeSource............................ (a)            1,100             65,656
                                 Philips Electronics, N.V......................                1,400            117,600
                                 Safeway....................................... (a)            8,100            440,437
                                 Sears, Roebuck & Co...........................                6,100            347,319
                                 TJX...........................................               10,000            305,625
                                 Tommy Hilfiger................................ (a)            2,400            119,850
                                 V.F...........................................                2,300            213,037
                                                                                                            -----------
                                                                                                              5,471,263
                                                                                                            -----------

         Consumer Staples--2.6%  Avon Products.................................                4,000            248,000
                                 Campbell Soup.................................                4,700            230,300
                                 Coca-Cola.....................................               14,500            883,594
                                 Corning.......................................                7,200            340,200
                                 Dean Foods....................................                  700             32,375
                                 Dole Food.....................................                  700             31,631
                                 Lauder (Estee)................................                2,000             92,500
                                 General Mills.................................                5,000            344,688
                                 Heinz (H.J.)..................................                2,600            120,087
                                 Newell........................................                4,500            180,000
                                 PepsiCo.......................................                5,600            227,150
                                 Philip Morris Cos.............................               16,500            685,781
                                 Procter & Gamble..............................                6,400            442,000
                                 Quaker Oats...................................                7,400            372,775
                                 Unilever, N.V. (New York Shares)..............                1,500            318,937
                                                                                                            -----------
                                                                                                              4,550,018
                                                                                                            -----------

                   Energy--2.6%  Atlantic Richfield............................                5,000            427,188
                                 Burlington Resources..........................                4,100            210,381
                                 Chevron.......................................                9,000            748,688
                                 Coastal.......................................                3,100            189,875
                                 Diamond Offshore Drilling.....................                4,400            242,825
                                 Exxon.........................................               13,400            858,438
                                 Nicor.........................................                1,500             56,250
                                 Phillips Petroleum............................                7,000            361,375
                                 Reading & Bates............................... (a)            5,300            220,281
                                 Royal Dutch Petroleum, A.D.R..................                6,600            366,300
                                 Texaco........................................                4,000            245,750


Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio
-----------------------------------------------------------------------------
Statement of Investments (continued)                       September 30, 1997


Common Stocks (continued)                                                                     Shares           Value
-------------------------------------------------------------------------------           -------------     -----------
            Energy (continued)   Union Pacific Resources Group.................                5,400        $   141,412
                                 USX-Marathon Group............................                7,900            293,781
                                 Williams Cos..................................                3,900            182,569
                                                                                                            -----------
                                                                                                              4,545,113
                                                                                                            -----------

              Health Care--2.8%  Abbott Laboratories...........................               11,400            728,888
                                 Amgen......................................... (a)            7,400            354,738
                                 Becton, Dickinson & Co........................                2,700            129,263
                                 Bristol-Myers Squibb..........................                4,300            355,825
                                 HEALTHSOUTH................................... (a)           13,600            362,950
                                 Johnson & Johnson.............................               14,100            812,512
                                 Merck & Co....................................                9,000            899,438
                                 Oxford Health Plans........................... (a)            4,000            299,500
                                 Schering-Plough...............................               12,900            664,350
                                 Wellpoint Health Networks..................... (a)            2,700            156,431
                                                                                                            -----------
                                                                                                              4,763,895
                                                                                                            -----------

       Interest Sensitive--4.3%  Ahmanson (H.F.) & Co..........................                5,000            284,063
                                 Allstate......................................                4,600            369,725
                                 AMBAC.........................................                5,700            231,919
                                 American National Insurance...................                  700             70,700
                                 BankAmerica...................................               11,500            843,094
                                 Bankers Trust New York........................                4,600            563,500
                                 Bear Stearns Cos..............................                8,400            369,600
                                 Chase Manhattan...............................                2,500            295,000
                                 CIGNA.........................................                1,100            204,875
                                 Citicorp......................................                2,100            281,269
                                 Comerica......................................                3,000            236,813
                                 Conseco.......................................                6,600            322,162
                                 EXEL..........................................                7,400            440,762
                                 Federal National Mortgage Association.........                8,000            376,000
                                 First Chicago NBD.............................                7,200            541,800
                                 Green Tree Financial..........................                4,900            230,300
                                 MGIC Investment...............................                4,100            234,981
                                 Norwest.......................................                5,300            324,625
                                 Republic New York.............................                1,400            159,075
                                 SLM Holding...................................                3,300            509,850
                                 SouthTrust....................................                2,000             98,500
                                 Travelers Group...............................                5,800            395,850
                                                                                                            -----------
                                                                                                              7,384,463
                                                                                                            -----------

         Mining and Metals--.3%  Phelps Dodge..................................                1,600            124,200
                                 Reynolds Metals...............................                2,100            148,706
                                 USX-U.S. Steel................................                5,200            180,700
                                                                                                            -----------
                                                                                                                453,606
                                                                                                            -----------


Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio
----------------------------------------------------------------------------
Statement of Investments (continued)                      September 30, 1997


Common Stocks (continued)                                                                     Shares           Value
-------------------------------------------------------------------------------           -------------     -----------
            Transportation--.4%  CSX...........................................                7,500        $   438,750
                                 Delta Air Lines...............................                2,000            188,375
                                                                                                            -----------
                                                                                                                627,125
                                                                                                            -----------
                Utilities--2.1%  Ameritech.....................................               12,400            824,600
                                 AT&T..........................................                4,400            194,975
                                 BellSouth.....................................               10,900            504,125
                                 Consolidated Edison...........................                7,300            248,200
                                 DQE...........................................                3,600            121,500
                                 Entergy.......................................                8,300            216,318
                                 PacifiCorp....................................                8,400            187,950
                                 Pinnacle West Capital.........................                5,200            174,850
                                 SBC Communications............................               12,700            779,462
                                 Southern......................................                4,300             97,018
                                 Vodafone Group, A.D.R.........................                5,800            311,750
                                                                                                            -----------
                                                                                                              3,660,748
                                                                                                            -----------
                                 TOTAL COMMON STOCKS
                                    (cost $35,549,435).........................                             $44,603,962
                                                                                                            -----------
                                                                                                            -----------
                                                                                           Principal
Bonds and Notes--59.0%                                                                       Amount
-------------------------------------------------------------------------------         ---------------

                  Finance--4.6%  American General, Notes,
                                    7.75%, 4/1/2005............................          $   500,000        $   529,661
                                 Associated N.A., Sr. Notes,
                                    6%, 6/15/2000..............................            1,000,000            995,355
                                 Avco Financial, Sr. Notes,
                                    5.50%, 5/1/1998............................              330,000            329,524
                                 BankAmerica, Sub. Notes,
                                    7.875%, 12/1/2002..........................            1,000,000          1,060,228
                                 Citicorp, Sub. Notes,
                                    6.60%, 8/1/2000............................            1,000,000          1,010,729
                                 NBD Bancorp, Sub. Notes,
                                    7.125%, 5/15/2007..........................            2,000,000          2,043,510
                                 Sears, Roebuck & Co., Bonds,
                                    7%, 6/15/2007..............................            2,000,000          2,037,294
                                                                                                            -----------
                                                                                                              8,006,301
                                                                                                            -----------

               Industrial--4.8%  American Home Products, Notes,
                                    7.70%, 2/15/2000...........................            1,000,000          1,030,403
                                 duPont (E.I.) deNemours & Co., Deb.,
                                    8.50%, 2/15/2003...........................              250,000            265,680
                                 Norfolk Southern, Notes,
                                    6.70%, 5/1/2000............................            2,000,000          2,025,598
                                 Oracle, Sr. Notes,
                                    6.72%, 2/15/2004...........................            2,000,000          2,010,472
                                 Penney (J.C.), Deb.:
                                    9.05%, 3/1/2001............................            1,000,000          1,083,032
                                    6.95%, 4/1/2000............................              800,000            815,415


Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio
-------------------------------------------------------------------------------
Statement of Investments (continued)                         September 30, 1997


                                                                                           Principal
Bonds and Notes (continued)                                                                 Amount               Value
------------------------------------------------------------------------------          ----------------     -------------
        Industrial (continued)  Philip Morris, Notes,
                                    7.625%, 5/15/2002..........................           $  1,000,000        $  1,037,880
                                                                                                              ------------
                                                                                                                 8,268,480
                                                                                                              ------------

           Transportation--1.3%  CSX, Deb.,
                                    7.45%, 5/1/2007............................ (b)          2,200,000           2,297,415
                                                                                                              ------------
     U.S. Government &
                Agencies--48.3%  Federal National Mortgage Association,
                                    8.50%, 2/1/2005............................                500,000             525,113
                                 Tennessee Valley Authority,
                                    6.375%, 6/15/2005..........................              1,950,000           1,959,764
                                 U.S. Treasury Notes:
                                    5.125%, 11/30/1998.........................              1,630,000           1,619,558
                                    5.875%,1/31/1999...........................              4,200,000           4,207,219
                                    8.875%, 2/15/1999..........................              4,200,000           4,370,625
                                    6.375%, 5/15/1999..........................              4,900,000           4,944,406
                                    6%, 6/30/1999..............................              4,800,000           4,818,000
                                    6.875%, 8/31/1999..........................              6,200,000           6,318,188
                                    7.125%, 9/30/1999..........................              2,000,000           2,049,688
                                    7.875%, 11/15/1999.........................              2,000,000           2,080,625
                                    7.75%, 1/31/2000...........................              1,000,000           1,040,781
                                    6.25%, 5/15/2000...........................              4,100,000           4,150,610
                                    8.75%, 8/15/2000...........................              1,150,000           1,236,250
                                    6.375%, 8/31/2000..........................              4,900,000           4,946,703
                                    5.75%, 10/31/2000..........................              1,400,000           1,394,094
                                    5.625%, 11/30/2000.........................              1,100,000           1,091,062
                                    5.25%, 1/31/2001...........................              4,400,000           4,316,125
                                    6.375%, 3/31/2001..........................              2,700,000           2,736,281
                                    8%, 5/15/2001..............................              1,450,000           1,544,250
                                    6.625%, 7/31/2001..........................              1,000,000           1,022,500
                                    6.50%, 8/31/2001...........................              1,000,000           1,018,438
                                    7.50%, 11/15/2001..........................              1,000,000           1,054,375
                                    6.125%, 12/31/2001.........................              6,500,000           6,532,500
                                    6.25%, 6/30/2002...........................              4,800,000           4,847,250
                                    6.25%, 2/15/2003...........................              1,000,000           1,010,156
                                    5.75%, 8/15/2003...........................              3,330,000           3,280,570
                                    7.875%, 11/15/2004.........................              1,660,000           1,826,519
                                    7.50%, 2/15/2005...........................              1,000,000           1,080,312
                                    6.50%, 8/15/2005...........................              4,050,000           4,139,227
                                    7%, 7/15/2006..............................              2,000,000           2,109,688
                                    6.50%, 10/15/2006..........................                500,000             510,938
                                                                                                              ------------
                                                                                                                83,781,815
                                                                                                              ------------
                                 TOTAL BONDS AND NOTES
                                    (cost $101,512,791)........................                               $102,354,011
                                                                                                              ------------
                                                                                                              ------------

Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio
------------------------------------------------------------------------------
Statement of Investments (continued)                        September 30, 1997

                                                                                           Principal
Short-Term Investments (continued)                                                          Amount                Value
-----------------------------------------------------------------------------          ----------------       -------------
          U.S. Treasury Bills:   5.04%, 10/16/1997............................. (c)      $  1,904,000         $  1,900,402
                                 5%, 11/28/1997................................               531,000              526,784
                                 4.95%, 12/11/1997.............................             3,660,000            3,624,644
                                 4.92%, 12/18/1997.............................            18,677,000           18,486,868
                                 4.90%, 12/26/1997.............................               122,000              120,564
                                                                                                              ------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $24,649,446).........................                               $ 24,659,262
                                                                                                              ------------
                                                                                                              ------------
TOTAL INVESTMENTS (cost $161,711,672)..........................................                 99.0%         $171,617,235
                                                                                               ------         ------------
                                                                                               ------         ------------
CASH AND RECEIVABLES (NET).....................................................                  1.0%         $  1,771,153
                                                                                               ------         ------------
                                                                                               ------         ------------
NET ASSETS.....................................................................                100.0%         $173,388,388
                                                                                               ------         ------------
                                                                                               ------         ------------

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Non-income producing.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1997, this security amounted to $2,297,415 or approximately 1.3% of net assets.
(c) Partially held by the custodian in a segregated account as collateral for open futures positions.


Statement of Financial Futures                             September 30, 1997


                                                                                                     Unrealized
                                                                   Market Value                     Appreciation
                                                                      Covered                      (Depreciation)
Financial Futures Purchased:                         Contracts     by Contracts      Expiration      at 9/30/97
----------------------------                        -----------   --------------    ------------   --------------
CAC 40...........................................        7         $   700,185      December '97     $ 18,092
Deutsche Akteinindex.............................        6           1,393,654      December '97       34,164
Financial Times..................................       12           2,536,789      December '97      148,638
Hang Seng........................................        9             874,693       October '97         (696)
Nikkei 300.......................................      121           2,787,286      December '97      (66,278)
Russell 2000.....................................       57          13,025,925      December '97      436,905
Standard & Poor's 500............................        6           2,863,500      December '97       66,141
                                                                                                     --------
                                                                                                     $636,966
                                                                                                     --------
                                                                                                     --------


                       See notes to financial statements.

Dreyfus LifeTime Portfolios, Inc., Growth Portfolio
----------------------------------------------------------------------------
Statement of Investments                                  September 30, 1997


Common Stocks--42.7%                                                                          Shares           Value
-------------------------------------------------------------------------------           -------------     -----------
         Basic Industries--2.1%  Dow Chemical..................................                1,400        $   126,963
                                 duPont (E.I.) de Nemours & Co. ...............                5,600            344,750
                                 Fort James....................................                5,100            233,644
                                 International Paper...........................                1,400             77,088
                                 Morton International..........................                2,500             88,750
                                 Owens-Illinois................................ (a)            2,000             67,875
                                 Potash........................................                1,400            109,900
                                 Praxair.......................................                2,000            102,375
                                                                                                            -----------
                                                                                                              1,151,345
                                                                                                            -----------

        Capital Spending--10.5%  3COM.......................................... (a)            1,200             61,500
                                 Altera........................................ (a)            1,400             71,750
                                 American Power Conversion..................... (a)            2,900             81,563
                                 Avnet.........................................                  900             57,206
                                 Caterpillar...................................                6,600            355,988
                                 Ceridian...................................... (a)            2,000             74,000
                                 Cisco Systems................................. (a)            5,600            409,150
                                 Cognizant.....................................                2,000             81,500
                                 Compaq Computer............................... (a)            5,400            403,650
                                 Cummins Engine................................                1,100             85,869
                                 Deere & Co....................................                3,800            204,250
                                 General Dynamics..............................                1,100             95,838
                                 General Electric..............................                6,600            449,213
                                 HealthCare COMPARE............................ (a)            1,400             89,425
                                 Hewlett-Packard...............................                2,400            166,950
                                 Ingersoll-Rand................................                2,500            107,656
                                 Intel.........................................                5,400            498,488
                                 International Business Machines...............                3,100            328,406
                                 Lexmark International Group, Cl. A............ (a)            2,200             72,600
                                 Lucent Technologies...........................                3,500            284,813
                                 Micron Technology............................. (a)            2,300             79,781
                                 Microsoft..................................... (a)            5,400            714,487
                                 Northrop Grumman..............................                  500             60,687
                                 Oracle........................................ (a)            5,300            193,119
                                 Parker-Hannifin...............................                4,600            207,000
                                 Raychem.......................................                  800             67,600
                                 Sun Microsystems.............................. (a)            1,100             51,494
                                 Tellabs....................................... (a)            4,600            236,900
                                 Thiokol.......................................                  700             60,200
                                 United Technologies...........................                1,800            145,800
                                 USA Waste Service............................. (a)            1,300             51,837
                                                                                                            -----------
                                                                                                              5,848,720
                                                                                                            -----------

        Consumer Cyclical--5.2%  Brunswick.....................................                2,100             74,025
                                 Chrysler......................................                4,200            154,612
                                 Dayton Hudson.................................                4,100            245,744
                                 Dillard's, Cl. A..............................                1,300             56,956
                                 Federated Department Stores................... (a)            5,900            254,437



Dreyfus LifeTime Portfolios, Inc., Growth Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                          September 30, 1997


Common Stocks (continued)                                                                     Shares           Value
-------------------------------------------------------------------------------           -------------     -----------
 Consumer Cyclical (continued)   Ford Motor....................................                4,600        $   208,150
                                 Gannett.......................................                  600             64,762
                                 Gap...........................................                3,300            165,206
                                 General Motors................................                4,100            274,444
                                 Goodyear Tire & Rubber........................                  600             41,250
                                 HFS........................................... (a)            1,200             89,325
                                 King World Productions........................                1,500             64,875
                                 Magna International, Cl. A....................                  800             55,300
                                 Maytag........................................                1,800             61,425
                                 MGM Grand..................................... (a)            1,400             60,812
                                 New York Times, Cl. A.........................                3,600            189,000
                                 Payless ShoeSource............................ (a)              600             35,812
                                 Philips Electronics, N.V......................                  800             67,200
                                 Safeway....................................... (a)            4,300            233,812
                                 Sears, Roebuck & Co...........................                3,200            182,200
                                 TJX...........................................                5,300            161,981
                                 Tommy Hilfiger................................ (a)            1,300             64,919
                                 V.F...........................................                1,200            111,150
                                                                                                            -----------
                                                                                                              2,917,397
                                                                                                            -----------

         Consumer Staples--4.4%  Avon Products.................................                2,100            130,200
                                 Campbell Soup.................................                2,500            122,500
                                 Coca-Cola.....................................                7,700            469,219
                                 Corning.......................................                3,800            179,550
                                 Dean Foods....................................                  400             18,500
                                 Dole Food.....................................                  400             18,075
                                 Lauder (Estee)................................                1,000             46,250
                                 General Mills.................................                2,700            186,131
                                 Heinz (H.J.)..................................                1,400             64,663
                                 Newell........................................                2,400             96,000
                                 PepsiCo.......................................                3,000            121,688
                                 Philip Morris Cos.............................                8,800            365,750
                                 Procter & Gamble..............................                3,400            234,813
                                 Quaker Oats...................................                3,900            196,462
                                 Unilever, N.V. (New York Shares)..............                  800            170,100
                                                                                                            -----------
                                                                                                              2,419,901
                                                                                                            -----------

                   Energy--4.4%  Atlantic Richfield............................                2,600            222,137
                                 Burlington Resources..........................                2,200            112,888
                                 Chevron.......................................                4,800            399,300
                                 Coastal.......................................                1,700            104,125
                                 Diamond Offshore Drilling.....................                2,400            132,450
                                 Exxon.........................................                7,100            454,844
                                 Nicor.........................................                  800             30,000
                                 Phillips Petroleum............................                3,700            191,013
                                 Reading & Bates............................... (a)            2,800            116,375
                                 Royal Dutch Petroleum, A.D.R..................                3,500            194,250
                                 Texaco........................................                2,200            135,163


Dreyfus LifeTime Portfolios, Inc., Growth Portfolio
-----------------------------------------------------------------------------
Statement of Investments (continued)                       September 30, 1997


Common Stocks (continued)                                                                     Shares           Value
-------------------------------------------------------------------------------           -------------     -----------
            Energy (continued)   Union Pacific Resources Group.................                2,900        $    75,944
                                 USX-Marathon Group............................                4,200            156,188
                                 Williams Cos..................................                2,100             98,306
                                                                                                            -----------
                                                                                                              2,422,983
                                                                                                            -----------

              Health Care--4.5%  Abbott Laboratories...........................                6,000            383,625
                                 Amgen......................................... (a)            3,900            186,956
                                 Becton, Dickinson & Co........................                1,400             67,025
                                 Bristol-Myers Squibb..........................                2,300            190,325
                                 HEALTHSOUTH................................... (a)            7,200            192,150
                                 Johnson & Johnson.............................                7,500            432,187
                                 Merck & Co....................................                4,800            479,700
                                 Oxford Health Plans........................... (a)            2,100            157,237
                                 Schering-Plough...............................                6,900            355,350
                                 Wellpoint Health Networks..................... (a)            1,400             81,112
                                                                                                            -----------
                                                                                                              2,525,667
                                                                                                            -----------

       Interest Sensitive--7.0%  Ahmanson (H.F.) & Co..........................                2,600            147,713
                                 Allstate......................................                2,500            200,938
                                 AMBAC.........................................                3,100            126,131
                                 American National Insurance...................                  400             40,400
                                 BankAmerica...................................                6,100            447,206
                                 Bankers Trust New York........................                2,400            294,000
                                 Bear Stearns Cos..............................                4,500            198,000
                                 Chase Manhattan...............................                1,300            153,400
                                 CIGNA.........................................                  600            111,750
                                 Citicorp......................................                1,100            147,331
                                 Comerica......................................                1,600            126,300
                                 Conseco.......................................                3,500            170,844
                                 EXEL..........................................                3,900            232,294
                                 Federal National Mortgage Association.........                4,300            202,100
                                 First Chicago NBD.............................                3,800            285,950
                                 Green Tree Financial..........................                2,600            122,200
                                 MGIC Investment...............................                2,200            126,088
                                 Norwest.......................................                2,800            171,500
                                 Republic New York.............................                  700             79,537
                                 SLM Holding...................................                1,700            262,650
                                 SouthTrust....................................                1,000             49,250
                                 Travelers Group...............................                3,100            211,575
                                                                                                            -----------
                                                                                                              3,907,157
                                                                                                            -----------

         Mining And Metals--.5%  Phelps Dodge..................................                  900             69,862
                                 Reynolds Metals...............................                1,200             84,975
                                 USX-U.S. Steel................................                2,800             97,300
                                                                                                            -----------
                                                                                                                252,137
                                                                                                            -----------


Dreyfus LifeTime Portfolios, Inc., Growth Portfolio
-------------------------------------------------------------------------------
Statement of Investments (continued)                         September 30, 1997


Common Stocks (continued)                                                                     Shares           Value
-------------------------------------------------------------------------------           -------------     -----------
            Transportation--.6%  CSX...........................................                4,000        $   234,000
                                 Delta Air Lines...............................                1,100            103,606
                                                                                                            -----------
                                                                                                                337,606
                                                                                                            -----------

                Utilities--3.5%  Ameritech.....................................                6,600            438,900
                                 AT&T..........................................                2,300            101,919
                                 BellSouth.....................................                5,800            268,250
                                 Consolidated Edison...........................                3,900            132,600
                                 DQE...........................................                1,900             64,125
                                 Entergy.......................................                4,400            114,675
                                 PacifiCorp....................................                4,500            100,687
                                 Pinnacle West Capital.........................                2,800             94,150
                                 SBC Communications............................                6,700            411,212
                                 Southern......................................                2,300             51,894
                                 Vodafone Group, A.D.R.........................                3,100            166,625
                                                                                                            -----------
                                                                                                              1,945,037
                                                                                                            -----------
                                 TOTAL COMMON STOCKS
                                    (cost $18,104,546).........................                             $23,727,950
                                                                                                            -----------
                                                                                                            -----------


                                                                                           Principal
Bonds and Notes--31.0%                                                                      Amount
-------------------------------------------------------------------------------          -------------

          U.S. Treasury Notes:   5.875%,1/31/1999..............................          $ 1,103,000        $ 1,104,896
                                 6.375%, 5/15/1999.............................            1,700,000          1,715,406
                                 6%, 6/30/1999.................................            1,650,000          1,656,187
                                 6.75%, 4/30/2000..............................            1,000,000          1,020,781
                                 6.375%, 5/15/2000.............................            1,700,000          1,720,985
                                 6.25%, 8/31/2000..............................            1,700,000          1,716,203
                                 6.375%, 3/31/2001.............................            1,100,000          1,114,781
                                 6.125%, 12/31/2001............................              850,000            854,250
                                 6.25%, 6/30/2002..............................            1,650,000          1,666,242
                                 6.375%, 8/15/2002.............................              350,000            355,469
                                 5.75%, 8/15/2003..............................            1,220,000          1,201,891
                                 6.50%, 8/15/2005..............................            1,450,000          1,481,945
                                 7%, 7/15/2006.................................            1,570,000          1,656,105
                                                                                                            -----------
                                 TOTAL BONDS AND NOTES
                                    (cost $17,156,235).........................                             $17,265,141
                                                                                                            -----------
                                                                                                            -----------

Short-Term Investments--24.9%
-------------------------------------------------------------------------------

          U.S. Treasury Bills:   5.05%, 10/16/1997.............................          $ 1,644,000        $ 1,640,893
                                 5.06%, 10/23/1997............................. (b)        9,269,000          9,243,511
                                 4.99%, 11/13/1997.............................              360,000            357,912
                                 4.91%, 11/28/1997.............................              137,000            135,912
                                 4.98%, 12/4/1997..............................              715,000            708,765



Dreyfus LifeTime Portfolios, Inc., Growth Portfolio
------------------------------------------------------------------------------
Statement of Investments (continued)                        September 30, 1997

                                                                                           Principal
Short-Term Investments (continued)                                                          Amount                Value
-----------------------------------------------------------------------------          ----------------       -------------
U.S. Treasury Bills (continued)  4.95%, 12/11/1997.............................          $ 1,523,000          $ 1,508,288
                                 4.87%, 12/18/1997.............................              149,000              147,483
                                 4.87%, 12/26/1997.............................              127,000              125,505
                                                                                                              -----------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $13,864,351).........................                               $13,868,269
                                                                                                              -----------
                                                                                                              -----------

TOTAL INVESTMENTS (cost $49,125,132)...........................................                98.6%          $54,861,360
                                                                                              ------          -----------
                                                                                              ------          -----------
CASH AND RECEIVABLES (NET).....................................................                 1.4%          $   760,825
                                                                                              ------          -----------
                                                                                              ------          -----------
NET ASSETS.....................................................................               100.0%          $55,622,185
                                                                                              ------          -----------
                                                                                              ------          -----------

Notes to Statement of Investments:
------------------------------------------------------------------------------
(a) Non-income producing.
(b) Partially held by the custodian in a segregated account as collateral for open futures positions.


Statement of Financial Futures                             September 30, 1997


                                                                                                     Unrealized
                                                                   Market Value                     Appreciation
                                                                      Covered                      (Depreciation)
Financial Futures Purchased:                         Contracts     by Contracts      Expiration      at 9/30/97
----------------------------                        -----------   --------------    ------------   --------------
CAC 40...........................................         5         $  500,114      December '97     $ 12,905
Deutsche Akteinindex.............................         4            929,073      December '97       22,746
Financial Times..................................         9          1,902,452      December '97      111,338
Hang Seng........................................         7            680,329       October '97         (529)
Nikkei 300.......................................        85          1,957,719      December '97      (46,850)
Russell 2000.....................................        29          6,627,225      December '97      220,760
Standard & Poor's 500............................         2            954,500      December '97       25,280
                                                                                                     --------
                                                                                                     $345,650
                                                                                                     --------
                                                                                                     --------


                       See notes to financial statements.

Dreyfus LifeTime Portfolios, Inc.
--------------------------------------------------------------------------
Statement of Assets and Liabilities                     September 30, 1997


                                                                       Income     Growth and Income     Growth
                                                                      Portfolio       Portfolio        Portfolio
                                                                    ------------  -----------------  -------------
ASSETS:
   Investments in securities--See Statement of Investments
     [cost--Note 5(b)].........................................      $32,609,184    $171,617,235      $54,861,360
   Cash........................................................            9,455         248,038          198,812
   Dividends and interest receivable...........................          301,573       1,586,046          276,252
   Receivable for futures variation margin--Note 5(a)..........           --             296,181          326,011
   Prepaid expenses............................................           40,250          53,924           24,306
                                                                     -----------    ------------      -----------
                                                                      32,960,462     173,801,424       55,686,741
                                                                     -----------    ------------      -----------
LIABILITIES:
   Due to The Dreyfus Corporation and affiliates...............           13,855         111,264           37,944
   Due to Distributor..........................................            2,085             139            1,763
   Payable for futures variation margin--Note 5(a).............           58,000          --               --
   Payable for shares of Common Stock redeemed.................           --             277,343           --
   Accrued expenses............................................           22,827          24,290           24,849
                                                                     -----------    ------------      -----------
                                                                          96,767         413,036           64,556
                                                                     -----------    ------------      -----------
NET ASSETS   ..................................................      $32,863,695    $173,388,388      $55,622,185
                                                                     -----------    ------------      -----------
                                                                     -----------    ------------      -----------

REPRESENTED BY:
   Paid-in capital.............................................      $30,006,924    $137,685,622      $37,215,063
   Accumulated undistributed investment income--net............        1,234,286       4,000,039          931,029
   Accumulated net realized gain (loss) on investments,
      forward currency exchange contracts and foreign
      currency transactions....................................        1,541,476      21,160,198       11,394,215
   Accumulated net unrealized appreciation (depreciation) on
      investments and foreign currency transactions
      (including $124,640, $636,966 and $345,650 net unrealized
      appreciation on financial futures for the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio,
      respectively)--Note 5(b).................................           81,009      10,542,529        6,081,878
                                                                     -----------    ------------      -----------
NET ASSETS   ..................................................      $32,863,695    $173,388,388      $55,622,185
                                                                     -----------    ------------      -----------

                                                                              -----------    ------------      -----------

                            NET ASSET VALUE PER SHARE
                            -------------------------

                                                                       Income     Growth and Income     Growth
                                                                      Portfolio       Portfolio        Portfolio
                                                                    ------------  -----------------  -------------
Restricted Class Shares
--------------------
   Net Assets..................................................      $22,727,410    $172,705,383      $46,960,100
   Shares Outstanding..........................................        1,618,580       9,371,099        2,288,404
NET ASSET VALUE PER SHARE......................................           $14.04          $18.43           $20.52
                                                                          ------          ------           ------
                                                                          ------          ------           ------
Investor Class Shares
---------------------
   Net Assets..................................................      $10,136,285     $   683,005      $ 8,662,085
   Shares Outstanding..........................................          723,753          35,845          422,449
NET ASSET VALUE PER SHARE......................................           $14.01          $19.05           $20.50
                                                                          ------          ------           ------
                                                                          ------          ------           ------



                       See notes to financial statements.

Dreyfus LifeTime Portfolios, Inc.
---------------------------------------------------------------
Statement of Operations           Year Ended September 30, 1997


                                                                       Income     Growth and Income     Growth
                                                                      Portfolio       Portfolio        Portfolio
                                                                    ------------  -----------------  -------------
INVESTMENT INCOME:
   Income:
      Interest.................................................      $ 1,723,405    $ 5,300,909       $ 1,134,187
      Cash dividends (net of $8,641 and $4,367 foreign taxes
         withheld at source for the Growth and Income Portfolio
         and the Growth Portfolio, respectively)...............           68,250      1,097,739           535,220
                                                                     -----------    -----------       -----------
           Total Income........................................        1,791,655      6,398,648         1,669,407
                                                                     -----------    -----------       -----------

   Expenses--Note 2(d):
      Management fee--Note 4(a)................................      $   164,651    $ 1,114,168       $   392,656
      Shareholder servicing costs--Note 4(b)...................           16,723            735            28,889
      Registration fees........................................           33,837         36,748            44,091
      Auditing fees............................................           12,971         13,326            19,793
      Custodian fees--Note 4(b)................................            5,057         33,411            26,286
      Prospectus and shareholders' reports.....................            3,553          1,767             3,442
      Directors' fees and expenses--Note 4(c)..................            3,041         14,778             5,158
      Legal fees...............................................            1,754         12,178            48,600
      Loan commitment fees--Note 3.............................              252          1,340               544
      Miscellaneous............................................           12,084         23,005            11,000
                                                                     -----------    -----------       -----------
           Total Expenses......................................          253,923      1,251,456           580,459
      Less--reduction in management fee due to
         undertakings--Note 4(a)...............................           39,831         88,813           115,735
                                                                     -----------    -----------       -----------
           Net Expenses........................................          214,092      1,162,643           464,724
                                                                     -----------    -----------       -----------
INVESTMENT INCOME--NET.........................................        1,577,563      5,236,005         1,204,683
                                                                     -----------    -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:
   Net realized gain (loss) on investments.....................      $    12,157    $16,100,630       $ 8,770,480
   Net realized gain (loss) on forward currency exchange
      contracts
      Short Transactions.......................................             --            7,418             5,051
   Net realized gain (loss) on financial futures...............        1,672,705      5,208,616         2,825,219
                                                                     -----------    -----------       -----------
           Net Realized Gain (Loss)............................        1,684,862     21,316,664        11,600,750
                                                                     -----------    -----------       -----------
   Net unrealized appreciation (depreciation) on investments
      (including $107,980, $462,190 and $146,990 net unrealized
      appreciation on financial futures for the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio,
      respectively)............................................          203,272      8,099,227         1,930,461
                                                                     -----------    -----------       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........        1,888,134     29,415,891        13,531,211
                                                                     -----------    -----------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........      $ 3,465,697    $34,651,896       $14,735,894
                                                                     -----------    -----------       -----------
                                                                     -----------    -----------       -----------


                       See notes to financial statements.

Dreyfus LifeTime Portfolios, Inc., Income Portfolio
----------------------------------------------------------------
Statement of Changes in Net Assets


                                                                              Year Ended               Year Ended
                                                                          September 30, 1997(1)    September 30, 1996(2)
                                                                          ---------------------    ---------------------
OPERATIONS:
   Investment income--net..............................................      $ 1,577,563              $ 1,003,717
   Net realized gain (loss) on investments.............................        1,684,862                  752,242
   Net unrealized appreciation (depreciation) on investments...........          203,272                 (514,850)
                                                                             -----------              -----------
         Net Increase (Decrease) in Net Assets Resulting from Operations       3,465,697                1,241,109
                                                                             -----------              -----------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Restricted Class shares..........................................         (683,757)                (373,549)
      Investor Class shares............................................         (402,914)                (360,792)
   Net realized gain on investments:
      Restricted Class shares..........................................         (452,331)                (259,074)
      Investor Class shares............................................         (279,441)                (258,568)
                                                                             -----------              -----------
         Total Dividends...............................................       (1,818,443)              (1,251,983)
                                                                             -----------              -----------
CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold:
      Restricted Class shares..........................................       14,554,251               10,745,770
      Proceeds from acquisition of Dreyfus Asset Allocation Fund, Inc.
         Dreyfus Income Portfolio......................................            --                   2,175,198
      Investor Class shares............................................          285,941                8,402,990
   Dividends reinvested:
      Restricted Class shares..........................................        1,128,662                  632,623
      Investor Class shares............................................          682,355                  619,360
   Cost of shares redeemed:
      Restricted Class shares..........................................       (7,019,957)              (8,836,511)
      Investor Class shares............................................           (4,952)              (8,400,950)
                                                                             -----------              -----------
         Increase (Decrease) in Net Assets from Capital
           Stock Transactions..........................................        9,626,300                5,338,480
                                                                             -----------              -----------
            Total Increase (Decrease) in Net Assets....................       11,273,554                5,327,606

NET ASSETS:
   Beginning of Period.................................................       21,590,141               16,262,535
                                                                             -----------              -----------
   End of Period.......................................................      $32,863,695              $21,590,141
                                                                             -----------              -----------
                                                                             -----------              -----------
Undistributed investment income--net....................................     $ 1,234,286              $   743,394
                                                                             -----------              -----------
CAPITAL SHARE TRANSACTIONS:

Restricted Class Shares                                                       Shares(1)                Shares(2)
-----------------------                                                      -----------              -----------
   Shares sold.........................................................        1,084,972                  784,543
   Shares issued in connection with acquisition of Dreyfus Asset
      Allocation Fund, Inc.
      Dreyfus Income Portfolio.........................................           --                      163,672
   Shares issued for dividends reinvested..............................           88,731                   49,308
   Shares redeemed.....................................................         (515,657)                (638,964)
                                                                             -----------              -----------
         Net Increase (Decrease) in Shares Outstanding.................          658,046                  358,559
                                                                             -----------              -----------
                                                                             -----------              -----------
Investor Class Shares
---------------------
   Shares sold.........................................................           20,560                  607,155
   Shares issued for dividends reinvested..............................           53,686                   48,312
   Shares redeemed.....................................................             (353)                (606,927)
                                                                             -----------              -----------
         Net Increase (Decrease) in Shares Outstanding.................           73,893                   48,540
                                                                             -----------              -----------
                                                                             -----------              -----------

---------------
(1) Effective August 7, 1997, Retail shares were redesignated as Restricted Class shares and Institutional shares were redesignated as Investor Class shares.
(2) Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.




                   See notes to financial statements.

Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio
------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)


                                                                              Year Ended               Year Ended
                                                                          September 30, 1997(1)    September 30, 1996(2)
                                                                          ---------------------    ---------------------
OPERATIONS:
   Investment income--net..............................................      $  5,236,005             $  1,729,996
   Net realized gain (loss) on investments.............................        21,316,664                2,394,043
   Net unrealized appreciation (depreciation) on investments...........         8,099,227                1,137,447
                                                                             ------------             ------------
         Net Increase (Decrease) in Net Assets Resulting from Operations       34,651,896                5,261,486
                                                                             ------------             ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Restricted Class shares..........................................        (2,784,722)                (272,975)
      Investor Class shares............................................              --                   (240,918)
   Net realized gain on investments:
      Restricted Class shares..........................................        (2,498,058)                (308,722)
      Investor Class shares............................................            (2,967)                (286,091)
                                                                             ------------             ------------
         Total Dividends...............................................        (5,285,747)              (1,108,706)
                                                                             ------------             ------------
CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold:
      Restricted Class shares..........................................        70,834,047              157,954,660
      Investor Class shares............................................           576,089                9,277,898
   Dividends reinvested:
      Restricted Class shares..........................................         5,281,509                  581,166
      Investor Class shares............................................             2,791                  527,010
   Cost of shares redeemed:
      Restricted Class shares..........................................       (57,422,338)             (46,831,889)
      Investor Class shares............................................           (86,232)             (18,675,642)
                                                                             ------------             ------------
         Increase (Decrease) in Net Assets from Capital Stock Transactions     19,185,866              102,833,203
                                                                             ------------             ------------
            Total Increase (Decrease) in Net Assets....................        48,552,015              106,985,983

NET ASSETS:
   Beginning of Period.................................................       124,836,373               17,850,390
                                                                             ------------             ------------
   End of Period.......................................................      $173,388,388             $124,836,373
                                                                             ------------             ------------
                                                                             ------------             ------------
Undistributed investment income--net....................................     $  4,000,039             $  1,548,756
                                                                             ------------             ------------
CAPITAL SHARE TRANSACTIONS--Note 6:

Restricted Class Shares                                                        Shares(1)                Shares(2)
-----------------------                                                      ------------             ------------
   Shares sold.........................................................         4,256,585               10,597,594
   Shares issued for dividends reinvested..............................           345,875                   42,205
   Shares redeemed.....................................................        (3,358,250)              (3,159,207)
                                                                             ------------             ------------
         Net Increase (Decrease) in Shares Outstanding.................         1,244,210                7,480,592
                                                                             ------------             ------------
Investor Class Shares                                                        ------------             ------------
---------------------
   Shares sold.........................................................            30,519                  629,738
   Shares issued for dividends reinvested..............................               177                   38,272
   Shares redeemed.....................................................            (5,235)              (1,259,574)
                                                                             ------------             ------------
         Net Increase (Decrease) in Shares Outstanding.................            25,461                 (591,564)
                                                                             ------------             ------------
                                                                             ------------             ------------

-----------------
(1) Effective August 7, 1997, Retail shares were redesignated as Restricted Class shares and Institutional shares were redesignated as Investor Class shares.
(2) Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.





                       See notes to financial statements.

Dreyfus LifeTime Portfolios, Inc., Growth Portfolio
--------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)


                                                                              Year Ended               Year Ended
                                                                          September 30, 1997(1)    September 30, 1996(2)
                                                                          ---------------------    ---------------------
OPERATIONS:
   Investment income--net..............................................      $ 1,204,683              $   666,900
   Net realized gain (loss) on investments.............................       11,600,750                2,955,254
   Net unrealized appreciation (depreciation) on investments...........        1,930,461                1,810,027
                                                                             -----------              -----------
         Net Increase (Decrease) in Net Assets Resulting from Operations      14,735,894                5,432,181
                                                                             -----------              -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Restricted Class shares..........................................         (560,123)                (249,191)
      Investor Class shares............................................         (222,676)                (226,359)
   Net realized gain on investments:
      Restricted Class shares..........................................       (2,126,569)                (562,690)
      Investor Class shares............................................         (978,027)                (565,898)
                                                                             -----------              -----------
         Total Dividends...............................................       (3,887,395)              (1,604,138)
                                                                             -----------              -----------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold:
      Restricted Class shares..........................................       26,560,356               23,280,910
      Proceeds from acquisition of Dreyfus Asset Allocation Fund, Inc.
         Dreyfus Growth Portfolio......................................           --                    2,803,938
      Investor Class shares............................................          753,257               12,713,945
   Dividends reinvested:
      Restricted Class shares..........................................        2,685,803                  811,742
      Investor Class shares............................................        1,200,579                  792,257
   Cost of shares redeemed:
      Restricted Class shares..........................................      (18,995,072)             (12,912,596)
      Investor Class shares............................................      (10,031,917)             (12,554,563)
                                                                             -----------              -----------
         Increase (Decrease) in Net Assets from Capital Stock Transactions     2,173,006               14,935,633
                                                                             -----------              -----------
            Total Increase (Decrease) in Net Assets....................       13,021,505               18,763,676

NET ASSETS:
   Beginning of Period.................................................       42,600,680               23,837,004
                                                                             -----------              -----------
   End of Period.......................................................      $55,622,185              $42,600,680
                                                                             -----------              -----------
                                                                             -----------              -----------
Undistributed investment income--net....................................     $   931,029              $   509,145
                                                                             -----------              -----------

CAPITAL SHARE TRANSACTIONS:

Restricted Class Shares                                                        Shares(1)               Shares(2)
-----------------------                                                      ------------             -----------
   Shares sold.........................................................        1,467,413                1,500,411
   Shares issued in connection with acquisition of Dreyfus Asset Allocation Fund, Inc.
      Dreyfus Growth Portfolio.........................................            --                     175,795
   Shares issued for dividends reinvested..............................          168,919                   57,044
   Shares redeemed.....................................................       (1,044,750)                (838,288)
                                                                             -----------              -----------
         Net Increase (Decrease) in Shares Outstanding.................          591,582                  894,962
                                                                             -----------              -----------
                                                                             -----------              -----------
Investor Class Shares
---------------------
   Shares sold.........................................................           38,429                  828,585
   Shares issued for dividends reinvested..............................           75,413                   55,675
   Shares redeemed.....................................................         (563,616)                (817,623)
                                                                             -----------              -----------
         Net Increase (Decrease) in Shares Outstanding.................         (449,774)                  66,637
                                                                             -----------              -----------
                                                                             -----------              -----------

----------------------
(1) Effective August 7, 1997, Retail shares were redesignated as Restricted Class shares and Institutional shares were redesignated as Investor Class shares.
(2) Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.






                       See notes to financial statements.

Dreyfus LifeTime Portfolios, Inc., Income Portfolio
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolios' financial statements.


                                                Restricted Class Shares             Investor Class Shares
                                           -------------------------------     -------------------------------
                                               Year Ended September 30,           Year Ended September 30,
                                           -------------------------------     -------------------------------
PER SHARE DATA:                            1997(1)      1996(2)    1995(3)     1997(1)     1996(2)     1995(3)
                                           -------      -------    -------     -------     -------     -------
   Net asset value, beginning of period     $13.42       $13.52     $12.50      $13.39      $13.51      $12.50
                                            ------       ------     ------      ------      ------      ------
   Investment Operations:
   Investment income--net...............       .71          .64        .40         .72         .73         .39
   Net realized and unrealized gain (loss)
      on investments...................        .99          .31        .62         .95         .18         .62
                                            ------       ------     ------      ------      ------      ------
   Total from Investment Operations....       1.70          .95       1.02        1.67         .91        1.01
                                            ------       ------     ------      ------      ------      ------
   Distributions:
   Dividends from investment income--net      (.65)        (.62)      --          (.62)       (.60)       --
   Dividends from net realized gain on
      investments......................       (.43)        (.43)      --          (.43)       (.43)       --
                                            ------       ------     ------      ------      ------      ------
   Total Distributions.................      (1.08)       (1.05)      --         (1.05)      (1.03)       --
                                            ------       ------     ------      ------      ------      ------
   Net asset value, end of period......     $14.04       $13.42     $13.52      $14.01      $13.39      $13.51
                                            ------       ------     ------      ------      ------      ------
                                            ------       ------     ------      ------      ------      ------

TOTAL INVESTMENT RETURN................      13.50%        7.30%      8.24%(4)   13.19%       7.07%       8.08%(4)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets     .68%         .60%       .30%(4)     .97%        .85%        .43%(4)
   Ratio of net investment income
      to average net assets............       5.87%        5.75%      3.08%(4)    5.52%       5.50%       2.95%(4)
   Decrease reflected in above expense
      ratios due to undertakings
      by the Manager...................        .14%         .61%       .26%(4)     .15%        .61%        .26%(4)
   Portfolio Turnover Rate.............      72.08%       32.95%      5.66%(4)   72.08%      32.95%       5.66%(4)
   Average commission rate paid(5).....     $.0200         --          --       $.0200         --           --
   Net Assets, end of period
     (000's Omitted)...................    $22,727      $12,889     $8,141     $10,136      $8,701      $8,122

----------------------
(1) Effective August 7, 1997, Retail shares were redesignated as Restricted Class shares and Institutional shares were redesignated as Investor Class shares.
(2) Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.
(3) From March 31, 1995 (commencement of operations) to September 30, 1995.
(4) Not annualized.
(5) For fiscal years beginning October 1, 1995, the Portfolio is required to disclose its average commission rate paid per share for purchases and sales of investment securities.





                       See notes to financial statements.

Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio
---------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolios' financial statements.


                                                Restricted Class Shares             Investor Class Shares
                                           -------------------------------     -------------------------------
                                               Year Ended September 30,           Year Ended September 30,
                                           -------------------------------     -------------------------------
PER SHARE DATA:                            1997(1)      1996(2)    1995(3)     1997(1)     1996(2)     1995(3)
                                           -------      -------    -------     -------     -------     -------
   Net asset value, beginning of period     $15.34       $14.31     $12.50      $15.43      $14.29      $12.50
                                            ------       ------     ------      ------      ------      ------

   Investment Operations:
   Investment income--net...............       .58          .33        .27         .57(4)      .90(4)      .27
   Net realized and unrealized gain (loss)
      on investments...................       3.16         1.60       1.54        3.36        1.12        1.52
                                            ------       ------     ------      ------      ------      ------

   Total from Investment Operations....       3.74         1.93       1.81        3.93        2.02        1.79
                                            ------       ------     ------      ------      ------      ------
   Distributions:
   Dividends from investment income--net      (.34)        (.42)      --          --          (.40)       --
   Dividends from net realized gain on
      investments......................       (.31)        (.48)      --          (.31)       (.48)       --
                                            ------       ------     ------      ------      ------      ------
   Total Distributions.................       (.65)        (.90)      --          (.31)       (.88)       --
                                            ------       ------     ------      ------      ------      ------
   Net asset value, end of period......     $18.43       $15.34     $14.31      $19.05      $15.43      $14.29
                                            ------       ------     ------      ------      ------      ------
                                            ------       ------     ------      ------      ------      ------
TOTAL INVESTMENT RETURN................      25.22%       14.17%     14.48%(5)   25.85%      14.84%      14.32%(5)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets     .78%         .75%       .38%(5)    1.00%       1.00%        .51%(5)
   Ratio of net investment income
      to average net assets............       3.52%        3.60%      2.10%(5)    3.58%       3.35%       1.98%(5)
   Decrease reflected in above expense
      ratios due to undertakings
      by the Manager...................        .06%         .39%       .33%(5)     .05%        .39%        .33%(5)
   Portfolio Turnover Rate.............     107.85%      122.52%     33.55%(5)  107.85%     122.52%      33.55%(5)
   Average commission rate paid(6).....     $.0453       $.0480        --       $.0453      $.0480         --
   Net Assets, end of period
     (000's Omitted)...................   $172,705     $124,677     $9,248        $683        $160      $8,602

----------------
(1) Effective August 7, 1997, Retail shares were redesignated as Restricted Class shares and Institutional shares were redesignated as Investor Class shares.
(2) Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.
(3) From March 31, 1995 (commencement of operations) to September 30, 1995.
(4) Based on average shares outstanding.
(5) Not annualized.
(6) For fiscal years beginning October 1, 1995, the Portfolio is required to disclose its average commission rate paid per share for purchases and sales of investment securities.





                       See notes to financial statements.

Dreyfus LifeTime Portfolios, Inc., Growth Portfolio
-----------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolios' financial statements.


                                                Restricted Class Shares             Investor Class Shares
                                           -------------------------------     -------------------------------
                                               Year Ended September 30,           Year Ended September 30,
                                           -------------------------------     -------------------------------
PER SHARE DATA:                            1997(1)      1996(2)    1995(3)     1997(1)     1996(2)     1995(3)
                                           -------      -------    -------     -------     -------     -------
   Net asset value, beginning of period     $16.59       $14.84     $12.50      $16.58      $14.82      $12.50
                                            ------       ------     ------      ------      ------      ------
   Investment Operations:
   Investment income--net...............       .41          .28        .21         .62         .32         .19
   Net realized and unrealized gain (loss)
      on investments...................       4.94         2.48       2.13        4.68        2.42        2.13
                                            ------       ------     ------      ------      ------      ------
   Total from Investment Operations....       5.35         2.76       2.34        5.30        2.74        2.32
                                            ------       ------     ------      ------      ------      ------
   Distributions:
   Dividends from investment income--net      (.30)        (.31)      --          (.26)       (.28)       --
   Dividends from net realized gain on
      investments......................      (1.12)        (.70)      --         (1.12)       (.70)       --
                                            ------       ------     ------      ------      ------      ------
   Total Distributions.................      (1.42)       (1.01)      --         (1.38)       (.98)       --
                                            ------       ------     ------      ------      ------      ------
   Net asset value, end of period......     $20.52       $16.59     $14.84      $20.50      $16.58      $14.82
                                            ------       ------     ------      ------      ------      ------
                                            ------       ------     ------      ------      ------      ------
TOTAL INVESTMENT RETURN................      34.70%       19.73%     18.72%(4)   34.32%      19.58%      18.56%(4)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets     .83%         .75%       .38%(4)    1.06%       1.00%        .51%(4)
   Ratio of net investment income
      to average net assets............       2.38%        2.38%      1.51%(4)    2.05%       2.08%       1.39%(4)
   Decrease reflected in above expense
      ratios due to undertakings
      by the Manager...................        .20%         .53%       .26%(4)     .27%        .53%        .26%(4)
   Portfolio Turnover Rate.............     118.49%       77.83%     52.86%(4)  118.49%      77.83%      52.86%(4)
   Average commission rate paid(5).....     $.0497       $.0519        --       $.0497      $.0519         --
   Net Assets, end of period
     (000's Omitted)...................    $46,960      $28,143    $11,898      $8,662     $14,458     $11,939

--------------
(1) Effective August 7, 1997, Retail shares were redesignated as Restricted Class shares and Institutional shares were redesignated as Investor Class shares.
(2) Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.
(3) From March 31, 1995 (commencement of operations) to September 30, 1995.
(4) Not annualized.
(5) For fiscal years beginning October 1, 1995, the Portfolio is required to disclose its average commission rate paid per share for purchases and sales of investment securities.




                       See notes to financial statements.

Dreyfus LifeTime Portfolios, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus LifeTime Portfolios, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, ("Act") as a diversified open-end management investment company and operates as a series company currently offering three Portfolios: the Income Portfolio, the primary investment objective of which is to maximize current income and the secondary investment objective of which is capital appreciation, the Growth and Income Portfolio, the investment objective of which is to maximize total return, consisting of capital appreciation and current income and the Growth Portfolio, the investment objective of which is capital appreciation. The Fund accounts separately for the assets, liabilities and operations of each series. The Dreyfus Corporation ("Manager") serves as each Portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Mellon Equity Associates ("Mellon Equity"), an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as each Portfolio's sub-investment adviser.

   As of September 30, 1997, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held the following shares:

           Income Portfolio                Growth Portfolio
           ----------------                ----------------
           Investor Class..... 701,756     Investor Class..... 367,209
           Restricted Class... 704,216     Restricted Class... 371,176

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Restricted and Investor. Effective August 7, 1997, each Portfolio's Retail shares were redesignated as Restricted Class shares and each Portfolio's Institutional shares were redesignated as Investor Class shares. Investor Class shares are offered to any investor and Restricted Class shares are offered only to clients of certain banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Distributor. Other differences between the two classes include the services offered to and the expenses borne by each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Dreyfus LifeTime Portfolios, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (D) EXPENSES: Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   (E) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by each Portfolio on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, with respect to each Portfolio, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain of a Portfolio can be offset by a capital loss carryover, if any, of that Portfolio, such gain will not be distributed.

   (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each Portfolio is treated as a single entity for the purpose of determining such qualification.

NOTE 3--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended September 30, 1997, the Fund did not borrow under the Facility.

NOTE 4--Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed on the value of each Portfolio's average daily net assets and is payable monthly at the following annual rates: .60 of 1% of the Income Portfolio and .75 of 1% of the Growth and Income Portfolio and the Growth Portfolio. The Manager has undertaken with respect to the Income Portfolio from October 1, 1996 through March 31, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Portfolio, to the extent that the Portfolio's aggregate annual expenses, exclusive of the Shareholder Services Plan fee, taxes, brokerage, interest on borrowings, commitment fees

Dreyfus LifeTime Portfolios, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

and extraordinary expenses, exceed an annual rate of .60 of 1% of the value of the Portfolio's average daily net assets. With respect to the Growth and Income Portfolio and the Growth Portfolio, the Manager has undertaken from October 1, 1996 through March 31, 1997 to reduce the management fee paid by, or reimburse such excess expenses of each Portfolio, to the extent that each Portfolio's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .75 of 1% of the value of each Portfolio's average daily net assets.

   The reduction in management fee, pursuant to the undertakings amounted to the following for the period ended September 30, 1997:

   Income Portfolio.............  $39,831  Growth Portfolio........... $115,735
   Growth and Income Portfolio..   88,813

   Pursuant to a Sub-Investment Advisory Agreement between the Manager and Mellon Equity, the Manager has agreed to pay Mellon Equity a monthly sub-advisory fee for each Portfolio, computed at the following annual rates:

                                                Annual Fee as a Percentage of
                                                Average Daily Net Assets of
  Total Fund Net Assets                         each Portfolio
  ------------------------                      -------------------------------
  0 to $600 million                                      .35 of 1%
  $600 up to  $1.2 billion                               .25 of 1%
  $1.2 up to $1.8 billion                                .20 of 1%
  In excess of $1.8 billion                              .15 of 1%

   (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of the Portfolio's Investor Class shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

      During the period ended September 30, 1997, each Portfolio was charged the following pursuant to the Shareholder Services Plan:

        Income Portfolio...........  $23,277  Growth Portfolio........  $33,001
        Growth and Income Portfolio..    568

   Each Portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. During the period ended September 30, 1997, each Portfolio was charged the following pursuant to the transfer agency agreement:

        Income Portfolio............. $1,750  Growth Portfolio........   $6,687
        Growth and Income Portfolio..  6,247

   The Fund compensates Mellon under a custody agreement to provide custodial services for each Portfolio. During the period ended September 30, 1997, each Portfolio was charged the following pursuant to the custody agreement:

        Income Portfolio............ $ 5,057  Growth Portfolio........  $26,286
        Growth and Income Portfolio.. 33,411

Dreyfus LifeTime Portfolios, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5--Securities Transactions:

   (A) The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts during the period ended September 30, 1997:

                                        Purchases           Sales
                                       ------------      ------------
Income Portfolio....................   $ 19,857,464      $ 12,837,297
Growth and Income Portfolio.........    154,361,581       130,714,524
Growth Portfolio....................     42,056,369        40,511,150

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At September 30, 1997, there were no open forward currency exchange contracts.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statements of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 1997 and their related unrealized market appreciation/depreciation are set forth in the Statements of Financial Futures.

   (B) The following summarizes accumulated net unrealized appreciation on investments and financial futures for each Portfolio at September 30, 1997:

                                       Gross          Gross
                                   Appreciation   (Depreciation)      Net
                                   ------------   --------------   -----------
 Income Portfolio..............    $   234,933     $ (153,924)     $    81,009
 Growth and Income Portfolio...     11,019,464       (476,935)      10,542,529
 Growth Portfolio..............      6,281,232       (199,354)       6,081,878

Dreyfus LifeTime Portfolios, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   At September 30, 1997, the cost of investments of each Portfolio for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. The cost of investments for each Portfolio for financial reporting purposes as of September 30, 1997 was as follows:

   Income Portfolio............ $  32,652,815  Growth Portfolio....  $49,125,132
   Growth and Income Portfolio.   161,711,672

NOTE 6--Acquisition of Common Trust Assets:

   On March 31, 1997, the Growth and Income Portfolio acquired a portion of the assets of the MCM EB Funds, a trust advised by a subsidiary of Mellon. The acquisition was accomplished by an exchange of 1,000,000 Class R shares of the Fund's Capital Stock for cash, securities and assumption of liabilities of the trust totaling $15,500,000 which is included in net proceeds from shares sold on the Statement of Changes in Net Assets.

Dreyfus LifeTime Portfolios, Inc.
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS LIFETIME PORTFOLIOS, INC.

   We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus LifeTime Portfolios, Inc. (comprised of the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio) as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Dreyfus LifeTime Portfolios, Inc. at September 30, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                     Ernst & Young LLP

New York, New York
November 12, 1997

Dreyfus LifeTime Portfolios, Inc.
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal and State (where applicable) tax law, Dreyfus LifeTime Portfolios, Inc. (Income Portfolio, Growth and Income Portfolio and Growth Portfolio) hereby make the following designations of dividends and distributions paid during the fiscal year ended September 30, 1997:



                                           Long-Term
                                         Capital Gains    Qualifying           Interest From
                                         Distribution      Ordinary           U.S. Government       Payable
                                           Per Share       Dividends            Obligations          Date
                                         -------------  --------------        --------------       -------
Income Portfolio.......................      $.230      Not Applicable            78.25%           12/17/96
Growth and Income Portfolio............      $.175          18.65%            Not Applicable       12/17/96
Growth Portfolio.......................      $.550          16.34%            Not Applicable       12/17/96


   The percentage of qualifying ordinary dividends shown qualify for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax returns.

   The percentage shown for Interest from U.S. Government Obligations represents the percentage of the ordinary dividend attributable to interest income from direct obligations of the United States. Such portion of the dividend is currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

Dreyfus LifeTime Portfolios, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940







Printed in U.S.A.                      DRPAR979